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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 6, 2000


                              CKE RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-13192               33-0602639
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)       Identification Number)


               401 W. Carl Karcher Way, Anaheim, California 92801
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                    (Address of principal executive offices)


                                 (714) 774-5796
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              (Registrant's telephone number, including area code)


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Item 5. Other Events

        On December 28, 1999 Howard Lester resigned as a director of the Company. He indicated that as he is nearing age 65 he is scaling back some of his outside business affiliations.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CKE RESTAURANTS, INC.

                                               /s/ CARL A. STRUNK
Dated: January 6, 2000                         ---------------------------------
                                               Carl A. Strunk
                                               Executive Vice President
                                               Chief Financial Officer


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